Supplement to the
Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Enterprise Technology Services Portfolio, Financials Portfolio, FinTech Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio
April 29, 2025
STATEMENT OF ADDITIONAL INFORMATION

Clayton Pfannenstiel serves as Co-Portfolio Manager of Industrials Portfolio.
David Wagner serves as Co-Portfolio Manager of Industrials Portfolio.
The following information supplements information for Industrials Portfolio found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Clayton Pfannenstiel as of June 30, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	2	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,559	$8	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none
* Includes Industrials Portfolio ($763 (in millions) assets managed).
As of June 30, 2025, the dollar range of shares of Industrials Portfolio beneficially owned by Mr. Pfannenstiel was none.

SEL-SSTK-0825-228-1.475630.228	August 28, 2025